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                                VALIC COMPANY II

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 2, 2006

In the section titled "ACCOUNT INFORMATION," under the heading titled "Dividends and Capital Gains" the first paragraph regarding the Funds' dividends from net investments is replaced with the following:

     DIVIDENDS AND CAPITAL GAINS

     Dividends from Net Investment Income
     For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares dividends daily. Dividends from net investment income are automatically reinvested into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.


DATED:   JANUARY 31, 2006